SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                  July 8, 1996


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                 CITIBANK CREDIT CARD MASTER TRUST I (Issuer in
               respect of the Citibank Credit Card Master Trust I

      8-1/2% Class A Credit Card Participation Certificates, Series 1991-1
        9% Class B Credit Card Participation Certificates, Series 1991-1
      8-7/8% Class A Credit Card Participation Certificates, Series 1991-3
      9-1/4% Class B Credit Card Participation Certificates, Series 1991-3
        8% Class A Credit Card Participation Certificates, Series 1991-4
       8-1/4% Class B Credit Card Participation Certificates, Series1991-4
      7.875% Class A Credit Card Participation Certificates, Series 1991-6
      8.350% Class B Credit Card Participation Certificates, Series 1991-6
      6 1/4% Class B Credit Card Participation Certificates, Series 1992-1 Floating Rate Class A Credit Card Participation Certificates, Series 1992-3 Floating Rate Class B Credit Card Participation Certificates, Series 1992-3
       51/2% Class B Credit Card Participation Certificates, Series 1993-1
      5.95% Class A Credit Card Participation Certificates, Series 1993-2
       6.15% Class B Credit Card Participation Certificates, Series 1993-2
      5.50% Class A Credit Card Participation Certificates, Series 1993-3
       5.70% Class B Credit Card Participation Certificates, Series 1993-3
      4.65% Class A Credit Card Participation Certificates, Series 1994-1
       4.85% Class B Credit Card Participation Certificates, Series 1994-1
      7.25% Class A Credit Card Participation Certificates, Series 1994-2

       7.50% Class B Credit Card Participation Certificates, Series 1994-2
      6.80% Class A Credit Card Participation Certificates, Series 1994-3
       7.00% Class B Credit Card Participation Certificates, Series 1994-3
      8.25% Class A Credit Card Participation Certificates, Series 1994-4
      8.25% Class A Credit Card Participation Certificates, Series 1995-1
      8.45% Class B Credit Card Participation Certificates, Series 1995-1
      8-5/8% Class A Credit Card Participation Certificates, Series 1995-2
       7.85% Class A Credit Card Participation Certificates, Series 1995-3 Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
       7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
      6.75% Class A Credit Card Participation Certificates, Series 1995-6
       6.90% Class B Credit Card Participation Certificates, Series 1995-6
      6.70% Class A Credit Card Participation Certificates, Series 1995-8
       6.85% Class B Credit Card Participation Certificates, Series 1995-8
      6.55% Class A Credit Card Participation Certificates, Series 1995-9
       6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10
      6.05% Class B Credit Card Participation Certificates, Series 1995-10 Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
       Zero Coupon Class A Credit Card Participation Certificates, Series
1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
                      (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



           UNITED STATES OF AMERICA                    46-0358360
        (State or other jurisdiction       (I.R.S. Employer Identification No.)
               of incorporation)

        33-38312,  33-41054,   33-41055,   33-42235,  33-43575,   33-43576,
        33-47657,  33-48148,   33-52152,   33-62180,  33-77802,  33-84834,
        33-97664 and 33-99328
                              (Commission File No.)



                            701 EAST 60TH ST., NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
                (Former name or former address, if changed since
                                 last report.)

ITEM 5.  OTHER EVENTS.

         Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending June 25, 1996 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                       CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending June 25, 1996

================================================================================

This Certificate relates to the Due Period ending This Certificate relates to the Due Period ending June 25, 1996 and the related Distribution Date. and the related Distribution Date.

A. Information Regarding the Portfolio
   -----------------------------------

   1. Portfolio Yield .........................................           12.86%

         Yield Component ......................................           18.68%

         Credit Loss Component ................................            5.82%

   2. New Purchase Rate .......................................           18.42%

   3. Total Payment Rate ......................................           18.78%

   4. Principal Payment Rate ..................................           17.76%

   5. Aggregate Amount of Principal Receivables in the Trust:

         Beginning of Due Period ..............................$  30,331,869,922

         Average ..............................................$  30,581,439,882

         Lump Sum Addition ....................................$   1,391,383,059

         End of Due Period ....................................$  31,554,789,070

   6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

         Current ..............................................$  28,191,456,198
            5-34 days delinquent ..............................$   2,070,545,724
           35-64 days delinquent ..............................$     636,431,646
           65-94 days delinquent ..............................$     331,635,979
          95-124 days delinquent ..............................$     229,524,421
         125-154 days delinquent ..............................$     184,754,628
         155-184 days delinquent ..............................$     151,939,769

         Current ...............................................          88.67%
            5-34 days delinquent ...............................           6.51%
           35-64 days delinquent ...............................           2.00%
           65-94 days delinquent ...............................           1.04%
          95-124 days delinquent ...............................           0.72%
         125-154 days delinquent ...............................           0.58%
         155-184 days delinquent ...............................           0.48%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                  CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending June 25, 1996

================================================================================

                                             Current Due          Current Due
                                            Period on an          Period on a
                                            Actual Basis(1)    Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1. Portfolio Yield                               12.86%                12.86%
   2. Weighted Average Certificate Rate              6.57%                 6.57%
   3. Weighted Average Investor Fee Rates
          Fixed Servicing Fee                        0.74%                 0.74%
          Others                                     0.05%                 0.05%
   4. Surplus Finance Charge Collections             5.50%                 5.50%
   5. Required Surplus Finance Charge Amount         0.00%                 0.00%
   6. Aggregate Surplus Finance Charge Amount        5.50%                 5.50%
      minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1. Total Investor Collections                  $4,810,316,078  $4,810,316,078
          Principal Collections                   $4,485,894,697  $4,485,894,697
          Finance Charge Collections              $  324,421,381  $  324,421,381
   2. Investor Default Amount                     $  101,597,101  $  101,597,101
   3. Investor Monthly Interest                   $  122,976,809  $  122,976,809
   4. Investor Monthly Fees
          Fixed Servicing Fees                    $   14,045,855  $   14,045,855
          Others                                  $      864,005  $      864,005
   5. Surplus Finance Charge Collections          $   84,937,611  $   84,937,611
   6. Required Surplus Finance Charge Collections $            0  $            0
   7. Aggregate Surplus Finance Charge Amount $ 84,937,611 $ 84,937,611 minus Required Surplus Finance Charge Amount

  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from May 29, 1996 to June 25, 1996, 28 days, or June 7 , 1996 to July 7 , 1996, 31 days (standard basis).

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1991-1
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $              0

 1b. Class B Invested Amount         .......................... $     93,000,000

 2a. Class A Monthly Interest        .......................... $              0

 2b. Class B Monthly Interest        .......................... $      1,395,000

 3a. Balance in the Class A Interest Funding Account .......... $              0

 3b. Balance in the Class B Interest Funding Account .......... $      1,395,000

 4a. Available Cash Collateral Amount ......................... $    67,440,000

 4b. Percent of Class B Invested Amount         ...............          72.52%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $     93,000,000

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $     93,000,000

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $     93,000,000


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,


                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1991-3
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    875,000,000

 1b. Class B Invested Amount         .......................... $    109,000,000

 2a. Class A Monthly Interest        .......................... $      6,471,354

 2b. Class B Monthly Interest        .......................... $        840,208

 3a. Balance in the Class A Interest Funding Account .......... $     38,828,125

 3b. Balance in the Class B Interest Funding Account .......... $      5,041,250

 4a. Available Cash Collateral Amount ......................... $     68,880,000

 4b. Percent of Class B Invested Amount         ...............           63.19%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $     38,828,125

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $      5,041,250

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $     38,828,125

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $      5,041,250

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1991-4
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    104,166,667

 1b. Class B Invested Amount         .......................... $    155,000,000

 2a. Class A Monthly Interest        .......................... $      1,388,889

 2b. Class B Monthly Interest        .......................... $      1,065,625

 3a. Balance in the Class A Interest Funding Account .......... $     41,666,667

 3b. Balance in the Class B Interest Funding Account .......... $      5,328,125

 4a. Available Cash Collateral Amount ......................... $     98,350,000

 4b. Percent of Class B Invested Amount         ...............           63.45%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $    104,166,667

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $  1,145,833,333

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-4
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $  1,145,833,333

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1991-6
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    850,000,000

 1b. Class B Invested Amount         .......................... $    105,500,000

 2a. Class A Monthly Interest        .......................... $      5,578,125

 2b. Class B Monthly Interest        .......................... $        734,104

 3a. Balance in the Class A Interest Funding Account .......... $     11,156,250

 3b. Balance in the Class B Interest Funding Account .......... $      1,468,208

 4a. Available Cash Collateral Amount ......................... $     66,885,000

 4b. Percent of Class B Invested Amount         ...............           63.40%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1992-1
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $  1,550,000,000

 1b. Class B Invested Amount         .......................... $    134,800,000

 2a. Class A Monthly Interest        .......................... $      6,560,933

 2b. Class B Monthly Interest        .......................... $        702,083

 3a. Balance in the Class A Interest Funding Account .......... $      6,560,933

 3b. Balance in the Class B Interest Funding Account .......... $      3,510,417

 4a. Available Cash Collateral Amount ......................... $    105,300,000

 4b. Percent of Class B Invested Amount         ...............           78.12%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $      6,560,933

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $      6,560,933

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1992-3
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $  1,250,000,000

 1b. Class B Invested Amount         .......................... $     80,000,000

 2a. Class A Monthly Interest        .......................... $      5,749,022

 2b. Class B Monthly Interest        .......................... $        388,160

 3a. Balance in the Class A Interest Funding Account .......... $      5,749,022

 3b. Balance in the Class B Interest Funding Account .......... $        388,160

 4a. Available Cash Collateral Amount ......................... $     93,100,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 15, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-1
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    850,000,000

 1b. Class B Invested Amount         .......................... $     74,000,000

 2a. Class A Monthly Interest        .......................... $      3,597,931

 2b. Class B Monthly Interest        .......................... $        339,167

 3a. Balance in the Class A Interest Funding Account .......... $      3,597,931

 3b. Balance in the Class B Interest Funding Account .......... $      1,695,833

 4a. Available Cash Collateral Amount ......................... $     55,440,000

 4b. Percent of Class B Invested Amount         ...............           74.92%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $      3,597,931

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $      3,597,931

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      3,718,750

 2b. Class B Monthly Interest        .......................... $        246,000

 3a. Balance in the Class A Interest Funding Account .......... $     14,875,000

 3b. Balance in the Class B Interest Funding Account .......... $        984,000

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-3
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      3,437,500

 2b. Class B Monthly Interest        .......................... $        228,000

 3a. Balance in the Class A Interest Funding Account .......... $     20,625,000

 3b. Balance in the Class B Interest Funding Account .......... $      1,368,000

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $     20,625,000

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $      1,368,000

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $     20,625,000

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $      1,368,000

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-1
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      2,906,250

 2b. Class B Monthly Interest        .......................... $        194,000

 3a. Balance in the Class A Interest Funding Account .......... $     14,531,250

 3b. Balance in the Class B Interest Funding Account .......... $        970,000

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    940,000,000

 1b. Class B Invested Amount         .......................... $     60,000,000

 2a. Class A Monthly Interest        .......................... $      5,679,167

 2b. Class B Monthly Interest        .......................... $        375,000

 3a. Balance in the Class A Interest Funding Account .......... $     17,037,500

 3b. Balance in the Class B Interest Funding Account .......... $      1,125,000

 4a. Available Cash Collateral Amount ......................... $     70,000,000

 4b. Percent of Class B Invested Amount         ...............          116.67%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-3
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    500,000,000

 1b. Class B Invested Amount         .......................... $     32,000,000

 2a. Class A Monthly Interest        .......................... $      2,833,333

 2b. Class B Monthly Interest        .......................... $        186,667

 3a. Balance in the Class A Interest Funding Account .......... $      8,500,000

 3b. Balance in the Class B Interest Funding Account .......... $        560,000

 4a. Available Cash Collateral Amount ......................... $     37,240,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      5,156,250

 2b. Class B Monthly Interest        .......................... $        240,024

 3a. Balance in the Class A Interest Funding Account .......... $     10,312,500

 3b. Balance in the Class B Interest Funding Account .......... $        240,024

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $        240,024

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $        240,024

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,


                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    625,000,000

 1b. Class B Invested Amount         .......................... $     40,000,000

 2a. Class A Monthly Interest        .......................... $      4,296,875

 2b. Class B Monthly Interest        .......................... $        281,667

 3a. Balance in the Class A Interest Funding Account .......... $     25,781,250

 3b. Balance in the Class B Interest Funding Account .......... $      1,690,000

 4a. Available Cash Collateral Amount ......................... $     46,550,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $     25,781,250

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $      1,690,000

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $     25,781,250

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $      1,690,000

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-2
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    500,000,000

 1b. Class B Invested Amount         .......................... $     32,000,000

 2a. Class A Monthly Interest        .......................... $      3,593,750

 2b. Class B Monthly Interest        .......................... $        158,638

 3a. Balance in the Class A Interest Funding Account .......... $     21,562,500

 3b. Balance in the Class B Interest Funding Account .......... $        158,638

 4a. Available Cash Collateral Amount ......................... $     37,240,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-2
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $     21,562,500

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $        158,638

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $     21,562,500

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $        158,638

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-2
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-3
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    625,000,000

 1b. Class B Invested Amount         .......................... $     40,000,000

 2a. Class A Monthly Interest        .......................... $      4,088,542

 2b. Class B Monthly Interest        .......................... $        196,920

 3a. Balance in the Class A Interest Funding Account .......... $     20,442,708

 3b. Balance in the Class B Interest Funding Account .......... $        196,920

 4a. Available Cash Collateral Amount ......................... $     46,550,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $        196,920

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $        196,920

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-4
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $  1,000,000,000

 1b. Class B Invested Amount         .......................... $     64,000,000

 2a. Class A Monthly Interest        .......................... $      4,355,556

 2b. Class B Monthly Interest        .......................... $        408,000

 3a. Balance in the Class A Interest Funding Account .......... $      9,488,889

 3b. Balance in the Class B Interest Funding Account .......... $      2,040,000

 4a. Available Cash Collateral Amount ......................... $     74,480,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 15, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-5
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $  1,000,000,000

 1b. Class B Invested Amount         .......................... $     64,000,000

 2a. Class A Monthly Interest        .......................... $      5,687,500

 2b. Class B Monthly Interest        .......................... $        314,521

 3a. Balance in the Class A Interest Funding Account .......... $     11,375,000

 3b. Balance in the Class B Interest Funding Account .......... $        314,521

 4a. Available Cash Collateral Amount ......................... $     74,480,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $        314,521

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $        314,521

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-6
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      4,218,750

 2b. Class B Monthly Interest        .......................... $        276,000

 3a. Balance in the Class A Interest Funding Account .......... $      4,218,750

 3b. Balance in the Class B Interest Funding Account .......... $        276,000

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-8
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    400,000,000

 1b. Class B Invested Amount         .......................... $     25,540,000

 2a. Class A Monthly Interest        .......................... $      2,233,333

 2b. Class B Monthly Interest        .......................... $        145,791

 3a. Balance in the Class A Interest Funding Account .......... $      8,933,333

 3b. Balance in the Class B Interest Funding Account .......... $        583,163

 4a. Available Cash Collateral Amount ......................... $     29,787,800

 4b. Percent of Class B Invested Amount         ...............          116.63%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    500,000,000

 1b. Class B Invested Amount         .......................... $     32,000,000

 2a. Class A Monthly Interest        .......................... $      2,729,167

 2b. Class B Monthly Interest        .......................... $        177,333

 3a. Balance in the Class A Interest Funding Account .......... $      8,187,500

 3b. Balance in the Class B Interest Funding Account .......... $        532,000

 4a. Available Cash Collateral Amount ......................... $     37,240,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President



                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-10
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    750,000,000

 1b. Class B Invested Amount         .......................... $     48,000,000

 2a. Class A Monthly Interest        .......................... $      3,687,500

 2b. Class B Monthly Interest        .......................... $        242,000

 3a. Balance in the Class A Interest Funding Account .......... $     18,437,500

 3b. Balance in the Class B Interest Funding Account .......... $      1,210,000

 4a. Available Cash Collateral Amount ......................... $     55,860,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-11
   ------------------------------------------

 1a. Class A Invested Amount         .......................... $    625,000,000

 1b. Class B Invested Amount         .......................... $     40,000,000

 2a. Class A Monthly Interest        .......................... $      3,040,104

 2b. Class B Monthly Interest        .......................... $        197,600

 3a. Balance in the Class A Interest Funding Account .......... $      6,080,208

 3b. Balance in the Class B Interest Funding Account .......... $        197,600

 4a. Available Cash Collateral Amount ......................... $     46,550,000

 4b. Percent of Class B Invested Amount         ...............          116.38%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $        197,600

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $        197,600

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 15, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-1
   ------------------------------------------

 1a. Class A Accreted Invested Amount.......................... $    763,698,442

 1b. Class B Accreted Invested Amount.......................... $     48,544,226

 2a. Class A Monthly Accretion       .......................... $      3,685,284

 2b. Class B Monthly Accretion       .......................... $        240,199

 3a. Balance in the Class A Interest Funding Account .......... $              0

 3b. Balance in the Class B Interest Funding Account .......... $              0

 4a. Available Cash Collateral Amount ......................... $     56,983,876

 4b. Percent of Class B Accreted Invested Amount...............          117.39%

 5a. Class A Investor Charge-offs ............................. $              0

 5b. Class B Investor Charge-offs ............................. $              0

 6.  Required Amount .......................................... $              0

 7.  Draw on Cash Collateral Account .......................... $              0

 8a. Class A Monthly Principal for the Distribution Date(2).... $              0

 8b. Class B Monthly Principal for the Distribution Date(2).... $              0

 9a. Balance in the Class A Principal Funding Account(2)....... $              0

 9b. Balance in the Class B Principal Funding Account(2)....... $              0

     ----------------------------------------------------------
     (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 25, 1996

================================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

 1a. The total amount of the distribution to Class A
     Certificateholders on the Payment Date ................... $              0

 1b. The total amount of the distribution to Class B
     Certificateholders on the Payment Date ................... $              0

 2a. The amount of the distribution set forth in item 1(a) above
     in respect of principal on the Class A Certificates ...... $              0

 2b. The amount of the distribution set forth in item 1(b) above
     in respect of principal on the Class B Certificates ...... $              0

 3a. The amount of the distribution set forth in item 1(a) above
     in respect of interest on the Class A Certificates ....... $              0

 3b. The amount of the distribution set forth in item 1(b) above
     in respect of interest on the Class B Certificates ....... $              0

 4a. The amount, if any, by which the outstanding principal
     balance of the Class A Certificates exceeds the Class A
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0

 4b. The amount, if any, by which the outstanding principal
     balance of the Class B Certificates exceeds the Class B
     Invested Amount as of the end of the Record Date with
     respect to the Payment Date .............................. $              0


     ----------------------------------------------------------
     (3) The following information, as applicable, is to be included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending June 25, 1996

================================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

         2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

         3.   The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on July 8 , 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

         6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

              IN  WITNESS  WHEREOF,   the  undersigned  has  duly  executed  and
              delivered this Certificate this 17th day of July 1996.


                    CITIBANK (SOUTH DAKOTA), N.A.
                    Servicer,



                    By:     /s/ Susan Sexton
                         Name:  Susan Sexton
                         Title: Vice President

                                          SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CITIBANK (SOUTH DAKOTA), N.A.,
                       as Servicer
                       Citibank Credit Card Master Trust I



                       By: /s/ Eugene D. Rowenhorst
                               Eugene D. Rowenhorst
                               Senior Vice President

Dated:  August 12, 1996